SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 2, 2013

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On April 2, 2013, Alliance Data Systems Corporation (the “Company”) provided notice to the holders of the Company’s 1.75% Convertible Senior Notes due 2013 (the “Convertible Senior Notes due 2013”), which are scheduled to mature on August 1, 2013, that the Company intends to satisfy its obligation for all conversions occurring on or after April 2, 2013 by paying solely cash.

Beginning April 2, 2013, the settlement amount for the Convertible Senior Notes due 2013 will be computed based on a cash settlement averaging period that will extend from June 3, 2013 through July 29, 2013.  Such amounts will be paid to the holders of record at the maturity date, which is August 1, 2013.

Separately but concurrently with the sale of the Convertible Senior Notes due 2013, the Company entered into warrant transactions whereby it sold to J.P. Morgan Securities Inc., as agent to JPMorgan Chase Bank, National Association, London Branch, and Bank of America, N.A. warrants to acquire, subject to customary anti-dilution adjustments, up to approximately 10.2 million shares of the Company’s common stock at an initial strike price of approximately $112.14 (the “2013 Convertible Note Warrants”). The 2013 Convertible Note Warrants will be exercisable and will expire in 79 equal tranches of 64,094 warrants and an 80th tranche of 64,102 warrants with respect to each of JPMorgan and Bank of America beginning on October 30, 2013 and continuing on each business day through February 25, 2014.  The 2013 Convertible Note Warrants will not be settled at the maturity of the Convertible Senior Notes due 2013.

The Convertible Senior Notes due 2013 are governed by an indenture dated as of July 29, 2008 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee.  The descriptions of the Indenture contained herein are qualified in their entirety by reference to the full text of such Indenture, a copy of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2008 and is incorporated by reference herein.

A copy of the notice is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

4.1
Indenture, dated as of July 29, 2008, by and between Alliance Data Systems Corporation and The Bank of New York Mellon Trust Company, National Association, as Trustee (including the form of the Company’s 1.75% Convertible Senior Note due August 1, 2013)(incorporated by reference to Exhibit No. 4.1 to Current Report on Form 8-K filed with the SEC on July 29, 2008, File No. 001-15749).

99.1	Notice dated April 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: April 2, 2013	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

4.1
Indenture, dated as of July 29, 2008, by and between Alliance Data Systems Corporation and The Bank of New York Mellon Trust Company, National Association, as Trustee (including the form of the Company’s 1.75% Convertible Senior Note due August 1, 2013)(incorporated by reference to Exhibit No. 4.1 to Current Report on Form 8-K filed with the SEC on July 29, 2008, File No. 001-15749).

99.1	Notice dated April 2, 2013.